UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2008

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 12, 2008, the Compensation Committee of the Board of Directors of Garmin Ltd. ("Garmin") approved forms of a time vested restricted stock unit award agreement and a performance shares award agreement to be used in connection with awards made under the Garmin Ltd. 2005 Equity Incentive Plan ("2005 Equity Plan").  The performance shares award agreement was used for the December 12, 2008 grants of performance shares to the following executive officers of Garmin: Danny J. Bartel, Vice President – Worldwide Sales; Andrew R. Etkind, Vice President, General Counsel and Secretary; Clifton A. Pemble, President and Chief Operating Officer;  and Kevin Rauckman, Chief Financial Officer. Pursuant to the performance shares awards, Garmin will transfer to award holders unrestricted Garmin common shares on January 31, 2012, if the award holder is still employed by Garmin as of December 31, 2011 and the designated performance condition has been achieved.  The time vested restricted stock unit award agreement was used for the December 12, 2008 grants of restricted stock units to employees, including the above-named executive officers, and is expected to be used in connection with all future time vested restricted stock unit grants awarded under the 2005 Equity Plan to employees and executive officers. Pursuant to the restricted stock unit awards, Garmin will transfer to award holders unrestricted Garmin common shares on each designated payment date, if the award holder is still employed by Garmin on the designated payment date.    The December 12, 2008 grants of restricted stock units to the above named executive officers, which each vest over a five year period in equal annual installments beginning on December 12, 2009, were each previously reported on a Form 4 filed with the Securities and Exchange Commission on December 15, 2008.  Copies of the forms of time vested restricted stock unit award agreement and performance shares award agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference in this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

10.1	Form of Time Vested Restricted Stock Unit Award Agreement under the 2005 Equity Plan

10.2	Form of Performance Shares Award Agreement under the 2005 Equity Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: December 17, 2008	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Time Vested Restricted Stock Unit Award Agreement under the 2005 Equity Plan

10.2	Form of Performance Shares Award Agreement under the 2005 Equity Plan

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